SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 13, 2004

                              ____________________



                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

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    Maryland                          6035                        04-3639825
(State or other               (Commission File No.)             (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)


610 Bay Boulevard, Chula Vista, California                             91910
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (619) 691-9741

                                       N/A
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Items 1, 2, 3, 4, 6, 8, 9, 10, 11, and 12: Not Applicable.

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     First PacTrust Bancorp, Inc. (the "Company"), a Maryland Corporation, has issued a news release announcing completion of the 10% stock repurchase program.

     A copy of the news release is filed as an exhibit to this report.


Item 7. Financial Statements and Exhibits
        ---------------------------------

(c)   Exhibits

      Exhibit No.           Description
      -----------           -----------

         99.1               The Company's news release announcing
                            completion of the 10% stock repurchase
                            program.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FIRST PACTRUST BANCORP, INC.


Date: April 13, 2004                         By:  /s/ James P. Sheehy
                                                  ------------------------------

                                                  James P. Sheehy
                                                  Executive Vice President
                                                  Secretary and Treasurer


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